                              JOHN HANCOCK FUNDS
--------------------------------------------------------------------------------

                                   PATRIOT
                                  PREFERRED
                                   DIVIDEND
                                     FUND

                              SEMI-ANNUAL REPORT


                              November 30, 1995

                                   TRUSTEES
                           Edward J. Boudreau, Jr.
                             Thomas W.L. Cameron
                               James F. Carlin*
                            William H. Cunningham*
                              Charles F. Fretz*
                            Harold R. Hiser, Jr.*
                              Charles L. Ladner*
                             Leo E. Linbeck, Jr.*
                            Patricia P. McCarter*
                            Steven R. Pruchansky*
                             Richard S. Scipione
                    Lt. Gen. Norman J. Smith, USMC (Ret.)*
                               John P. Toolan*
                       *Members of the Audit Committee

                                   OFFICERS
                           Edward J. Boudreau, Jr.
                     Chairman and Chief Executive Officer
                              Robert G. Freedman
                              Vice Chairman and
                           Chief Investment Officer
                             Andrew F. St. Pierre
                                  President
                               Thomas H. Drohan
                     Senior Vice President and Secretary
                               James B. Little
                          Senior Vice President and
                           Chief Financial Officer
                                John A. Morin
                    Vice President and Compliance Officer
                              James J. Stokowski
                         Vice President and Treasurer

                              INVESTMENT ADVISER
                         John Hancock Advisers, Inc.
                            101 Huntington Avenue
                       Boston, Massachusetts 02199-7603

                                  CUSTODIAN
                            AND TRANSFER AGENT FOR
                             COMMON SHAREHOLDERS
                     State Street Bank and Trust Company
                             225 Franklin Street
                         Boston, Massachusetts 02110

                        TRANSFER AGENT FOR AUCTION RATE
                               PREFERRED SHARES
                                Chemical Bank
                             450 West 33rd Street
                           New York, New York 10001

                                LEGAL COUNSEL
                                Hale and Dorr
                               60 State Street
                         Boston, Massachusetts 02109



                  Listed New York Stock Exchange Symbol:PPF
                      John Hancock Funds: 1-800-843-0090

                              CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through November, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by 32%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

        On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands - not Uncle Sam's.

        We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

        Yet retirement planning is not to be taken lightly. To live the way you want to - the way you deserve to after all those years of hard work - you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

        Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

           BY GREGORY K. PHELPS, FOR THE PORTFOLIO MANAGEMENT TEAM
                                 JOHN HANCOCK
                              PATRIOT PREFERRED
                                DIVIDEND FUND

              Slow-growth economy sparks Treasury rally, boosts
              -------------------------------------------------
        income-producing stocks; investors flock to electric utilities
        --------------------------------------------------------------

The favorable investment climate that made for such a strong performance by the Fund during the first half of 1995 carried over into the second half of the year, producing more double-digit returns. Three factors combined to lift the Fund. The first was the continuation of the rally in Treasury securities that began late last winter. Despite a brief retreat in August, long-term Treasuries were up by more than 30% year-to-date through the end of November. Because most preferred stocks pay fixed dividends, they're heavily influenced by the bond market, and that's been a plus for the Fund all year. The second factor was the surge in electric utilities, which made up nearly 25% of the Fund's net assets at the end of November. In late May, California regulators announced they were backing off their accelerated timetable for bringing competition to the electric utility industry, a decision welcomed by investors. Third, preferred stocks eligible for the dividends received deduction (DRD) continued to be taken out of the market. DRD-eligible preferreds offer distinct advantages to corporate investors by reducing their tax

[A 2 1/2" x 3 1/2" photo of the Patriot management team, bottom right. Caption reads: "THE PATRIOT MANAGEMENT TEAM (L-R): LAURA PROVOST, GREG PHELPS, ANDREW ST. PIERRE."]

                                  [CAPTION]
"THE FAVORABLE INVESTMENT CLIMATE... CARRIED OVER INTO THE SECOND HALF OF THE
                                   YEAR..."

            John Hancock Funds - Patriot Preferred Dividend Fund

[A pie chart with the heading "PORTFOLIO DIVERSIFICATION" at top of left hand column. The chart is divided into five sections. Going from top left to right:
Industrials 26%, Banks 28%, Utilities 24%, Financial Services/Insurance 21%, Short-Term Investments & Other 1%. A footnotes states: "As a percentage of net assets on November 30, 1995."]

"MUCH OF THE FUND'S YIELD OF LATE HAS COME FROM SO-CALLED CUSHION PREFERREDS..."

liability. As they've become less commonly available, they've become more valuable (and top performers for the Fund.) Almost 90% of the Fund's investments are DRD-eligible preferreds.
        The upshot was a gratifying six months for investors in John Hancock Patriot Preferred Dividend Fund. The Fund's total return for the six months ended November 30, 1995 was 8.46% at net asset value, compared to 8.80% for the average income-oriented, closed-end equity fund, according to Lipper Analytical Services. A second benchmark, the Merrill Lynch 30-year Treasury Index, rose 9.90% during the same period.

STRATEGY
Our main goal during the period was to maintain the Fund's high current yield while limiting price volatility. Much of the Fund's yield of


[Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment" the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Baltimore Gas & Electric" followed by an up arrow and the phase "DRG-eligible/10-year call protection". The second listing is "Texas Utilities" followed by an up arrow and the phase "Cash tender offer/credit upgrade". The third listing is "Ford Holdings" followed by a down arrow and the phrase "Called when issuer reorganized". Footnote below reads "See ""Schedule of Investments." Investment holdings are subject to change."]

late has come from so-called cushion preferreds, many of them DRD-eligible, whose high yields cushion them against sharp price fluctuations. Owning so many of them may have cost the Fund slightly in terms of total return during the past six months. On the other hand, they're valuable long-term holdings. Had we sold them we might not have been able to get them back at reasonable prices once the bond market rally cooled off. The other characteristic we look for is call protection, which protects the investor from having to surrender the security - usually a high-yielding one - to its issuer prematurely. Whenever possible, we look for at least two years of call protection.

UTILITIES
The decision by California regulators to move more slowly in implementing the competitive goals established by the National Energy Policy Act of 1992 lifted a cloud that had hovered over the sector for more than a year. It helped spark a wave of merger activity, which had the effect of further increasing investor interest in electric utility stocks. Still others were drawn to the sector as a perceived safe haven, given the sharp rise over the summer in the broader market. Among the Fund's best utility investments was a Baltimore Gas & Electric preferred issued in August with DRD eligibility, 10 years of call protection and a 6.99% yield. These days it's highly unusual for a security to come to market with DRD eligibility. This particular $60 million offering sold out in 10 minutes, and its price had risen 5% by the end of the period. Another favorite was Texas Utilities, a 7.5%, DRD-eligible preferred with six years of call

            John Hancock Funds - Patriot Preferred Dividend Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1995." The chart is scaled in increments of 2% from top to bottom with 10% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 8.46% total return for John Hancock Patriot Preferred Dividend Fund. The second represents the 8.80% total return for the average income-oriented, closed-end equity fund. The third represents the 9.90% total return for the Merrill Lynch 30-Year Treasury Index. Footnote below reads:
"The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average income-oriented, closed-end equity fund is tracked by Lipper Analytical Services. The Merrill Lynch 30-Year Treasury Index is an unmanaged index which measures the performance of the 30-year Treasury bond."]

protection. This combination of features -- attractive yield, tax advantage and call protection -- has sparked the Fund's utility holdings.

FINANCIALS
We had mixed success with the Fund's financial holdings, which totaled almost 50% of the Fund's net assets. Shawmut National, a 9.35%, DRD-eligible preferred with five years remaining call protection, benefited from a credit upgrade following its merger with Fleet Bank. The Fund took a hit, however, from its investment in Ford Holdings preferred stock, a financing subsidiary of Ford Motor Company. The securities were non-callable for life, except in the event of a reorganization. When Ford liquidated Ford Holdings, it enabled them to redeem our holdings at par. As a result, we lost the premium we had accumulated since our initial investment a year earlier.

INDUSTRIALS
The remaining 26% of the Fund's net assets were in various industrial stocks. Bowater, a forest products company, rose on strong earnings, a credit upgrade, and a cash tender offer. We like the company's long-term prospects and value the security's 8.4% coupon, DRD eligibility and four years of call protection.

OUTLOOK
Given the returns we've enjoyed during the past 12 months, it might not be a bad idea to lower expectations somewhat. That's not to say we expect conditions to take a sudden turn for the worse, far from it. Inflation remains low, demand for DRD-eligible securities remains high, and many market participants believe it's only a matter of time before the Federal Reserve chooses to lower interest rates again, possibly adding fuel to the bond market rally. A balanced budget agreement in Congress, which seems likely, would only improve market conditions. On the other hand, it's hard to see how things can keep getting better at the rate they did during 1995. A large component of the Fund's total return during the year was price appreciation. That may be less of a factor going forward, especially given the Fund's large stake in higher-coupon cushion preferreds.

                                  [CAPTION]
       "...IT MIGHT NOT BE A BAD IDEA TO LOWER EXPECTATIONS SOMEWHAT."

-------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

                            FINANCIAL STATEMENTS

            John Hancock Funds - Patriot Preferred Dividend Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET ON NOVEMBER 30, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE, FOR EACH COMMON SHARE, AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995 (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
ASSETS:
      Investments at value - Note C:
        Preferred stocks (cost - $136,589,482)............        $139,752,970
        Common stocks (cost - $4,017,720).................           4,390,350
        Capital Securities (cost - $4,396,750)............           4,321,250
        Short-term investments (cost - $2,204,000)........           2,204,000
                                                                   -----------
                                                                   150,668,570
      Cash................................................                 512
      Dividends receivable................................             761,306
      Deferred organization expenses - Note A.............              41,452
      Other assets........................................              20,316
                                                                   -----------
                         Total Assets.....................         151,492,156
                         -----------------------------------------------------

LIABILITIES:
      Auction Rate Preferred Shares dividend payable -
        Note A............................................             107,373
      Payable for investments purchased...................           1,120,250
      Payable to John Hancock Advisers, Inc. - Note B.....             116,295
      Accounts payable and accrued expenses...............              57,216
                                                                   -----------
                         Total Liabilities................           1,401,134
                         -----------------------------------------------------

NET ASSETS:
      Auction Rate Preferred Shares - Without par value,
        unlimited number of shares of beneficial interest
        authorized, 525 shares issued, liquidation preference
        of $100,000 per share - Note A....................          52,500,000
                                                                   -----------
      Common Shares - Without par value, unlimited number
        of shares of beneficial interest authorized, 7,257,200
        shares issued and outstanding.....................          99,634,694
      Accumulated net realized loss on investments........          (6,049,939)
      Net unrealized appreciation of investment...........           3,460,618
      Undistributed net investment income.................             545,649
                                                                   -----------
                         Net Assets Applicable to
                         Common Shares ($13.45
                         per share based on 7,257,200
                         shares outstanding)..............          97,591,022
                         -----------------------------------------------------
                         Net Assets.......................        $150,091,022
                         =====================================================

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Six months ended November 30, 1995 (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
INVESTMENT INCOME:
      Dividends (net of foreign withholding taxes
        of $43,403).......................................        $  6,304,017
      Interest............................................             100,151
                                                                   -----------
                                                                     6,404,168
                                                                   -----------
      Expenses:
        Investment management fee - Note B................             589,869
        Administration fee - Note B.......................             110,600
        Auction rate preferred shares and auction fees....              69,808
        Custodian fee.....................................              28,176
        Auditing fee......................................              26,268
        Printing..........................................              23,432
        Miscellaneous.....................................              17,149
        Transfer agent fee................................              14,638
        Trustees' fees....................................               8,485
        Organization expense - Note A.....................               8,291
        Legal fees........................................               5,206
                                                                   -----------
                         Total Expenses...................             901,922
                         -----------------------------------------------------
                         Net Investment Income............           5,502,246
                         -----------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized gain on investments sold...............             739,286
      Change in net unrealized appreciation/depreciation
        of investments....................................           2,761,200
                                                                   -----------
                         Net Realized and Unrealized
                         Gain on Investments..............           3,500,486
                         -----------------------------------------------------
                         Net Increase in Net Assets
                         Resulting from Operations........        $  9,002,732
                         -----------------------------------------------------
                         Distributions to Auction Rate
                         Preferred Shares.................          (1,244,173)
                         -----------------------------------------------------
                         Net Increase in Net Assets Applicable
                         to Common Shareholders Resulting
                         from Operations Less Auction Rate
                         Preferred Shares Distributions...        $  7,758,559
                         =====================================================

                      SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Preferred Dividend Fund

STATEMENT OF CHANGES IN NET ASSETS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                                             SIX MONTHS ENDED
                                                                                             NOVEMBER 30, 1995      YEAR ENDED
                                                                                                (UNAUDITED)        MAY 31, 1995
                                                                                             -----------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
      Net investment income..........................................................           $  5,502,246       $ 11,025,633
      Net realized gain (loss) on investments sold...................................                739,286         (6,490,992)
      Change in net unrealized appreciation/depreciation of investments..............              2,761,200         11,148,363
                                                                                                 -----------        -----------
        Net Increase in Net Assets Resulting from Operations.........................              9,002,732         15,683,004
                                                                                                 -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
      Auction Rate Preferred Shares ($2,370 and $4,152 per share, respectively) - Note A          (1,244,173)        (2,179,847)
      Common Shares - Note A
        Dividends from net investment income ($0.58 and $1.16 per share, respectively)            (4,190,806)        (8,381,752)
                                                                                                 -----------        -----------
            Total Distributions to Shareholders......................................             (5,434,979)       (10,561,599)
                                                                                                 -----------        -----------
NET ASSETS:
      Beginning of Period............................................................            146,523,269        141,401,864
                                                                                                 -----------        -----------
      End of period (including undistributed net investment income of $545,649
        and $478,382, respectively)..................................................           $150,091,022       $146,523,269
                                                                                                 ===========        ===========

* ANALYSIS OF COMMON SHAREHOLDER TRANSACTIONS:
                                                                           SIX MONTHS ENDED
                                                                    NOVEMBER 30, 1995 (UNAUDITED)        YEAR ENDED MAY 31, 1995
                                                                    -----------------------------     -----------------------------
                                                                       SHARES           AMOUNT           SHARES           AMOUNT
                                                                    ------------     ------------     ------------     ------------
      Shares outstanding, beginning of period...............          7,257,200       $99,634,694       7,257,200       $99,681,698
      Reclassification of Capital Accounts..................            .....            .....            .....             (47,004)
                                                                      ---------        ----------       ---------        ----------
      Shares outstanding, end of period.....................          7,257,200       $99,634,694       7,257,200       $99,634,694
                                                                      =========        ==========       =========        ==========

THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES AND DISTRIBUTIONS PAID TO SHAREHOLDERS. THE FOOTNOTE ILLUSTRATES ANY RECLASSIFICATIONS OF CAPITAL AMOUNTS, THE NUMBER OF COMMON SHARES OUTSTANDING AT THE BEGINNING AND END OF THE PERIOD, FOR THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUE.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                            FINANCIAL STATEMENTS

            John Hancock Funds - Patriot Preferred Dividend Fund

FINANCIAL HIGHLIGHTS
Selected data for a common share outstanding throughout the periods indicated, investment returns, key ratios and supplemental data are listed as follows:
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                                SIX MONTHS ENDED     YEAR ENDED    FOR THE PERIOD FROM JUNE 1, 1993
                                                                NOVEMBER 30, 1995      MAY 31,       (COMMENCEMENT OF OPERATIONS)
                                                                   (UNAUDITED)           1995               TO MAY 31, 1994
                                                                -----------------    ----------    --------------------------------
COMMON SHARES
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period...........................    $  12.96         $  12.25                $  13.95(a)
                                                                      -------          -------                 -------
  Net Investment Income..........................................        0.76             1.52                    1.13
  Net Realized and Unrealized Gain (Loss) on Investments.........        0.48             0.65                   (1.48)
                                                                      -------          -------                 -------
        Total from Investment Operations.........................        1.24             2.17                   (0.35)
                                                                      -------          -------                 -------
Less Distributions:
      Dividends to Auction Rate Preferred Shareholders...........       (0.17)           (0.30)                  (0.18)
      Dividends from Net Investment Income to Common Shareholders       (0.58)           (1.16)                  (0.95)
      Distributions in Excess of Net Investment Income to
        Common Shareholders......................................      .....            .....                    (0.01)
                                                                      -------          -------                 -------
        Total Distributions......................................       (0.75)           (1.46)                  (1.14)
                                                                      -------          -------                 -------
  Preferred and Common Shares Offering Costs.....................      .....            .....                    (0.08)
                                                                      -------          -------                 -------
  Preferred Shares Underwriting Discounts........................      .....            .....                    (0.13)
                                                                      -------          -------                 -------
  Net Asset Value, End of Period.................................    $  13.45         $  12.96                $  12.25
                                                                      =======          =======                 =======

  Per Share Market Value, End of Period..........................    $ 12.875         $ 12.250                $ 12.625
  Total Investment Return at Market Value........................        9.97%            7.18%                  (9.68%)

RATIOS AND SUPPLEMENTAL DATA
  Net Assets Applicable to Common Shares, End of Period
    (000's omitted)..............................................    $ 97,591         $ 94,023                $ 88,902
  Ratio of Expenses to Average Net Assets **.....................        1.22%*           1.30%                   1.24%
  Ratio of Net Investment Income to Average Net Assets **........        7.44%*           7.93%                   5.81%
  Portfolio Turnover Rate........................................          22%              88%                     90%

SENIOR SECURITIES
  Total Auction Rate Preferred Shares Outstanding (000's omitted)    $ 52,500         $ 52,500                $ 52,500
  Asset Coverage per Unit (b)....................................    $283,935         $274,463                $266,908
  Involuntary Liquidation Preference per Unit (c)................    $100,000         $100,000                $100,000
  Approximate Market Value per Unit (c)..........................    $100,000         $100,000                $100,000

*   On an annualized basis.
**  Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Initial price to commence operations.
(b) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the Fund's total assets and dividing such amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act
    Evaluation Date.
(c) Plus accumulated and unpaid dividends.

                      SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Preferred Dividend Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE FUND ON NOVEMBER 30, 1995. IT'S DIVIDED INTO FOUR MAIN CATEGORIES: PREFERRED STOCKS, COMMON STOCKS, CAPITAL SECURITIES AND SHORT-TERM INVESTMENTS. THE
STOCKS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. UNDER EACH INDUSTRY GROUP IS A LIST OF THE STOCKS OWNED BY THE FUND. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
November 30, 1995 (Unaudited)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                                                   MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES        VALUE
-------------------                         ----------------       ------
PREFERRED STOCKS
AUTO/TRUCK (3.78%)
      Ford Motor Co., 8.25%,
        Depositary Shares, Ser B............      85,000       $  2,326,875
      General Motors Corp., 9.125%,
        Depositary Shares, Ser B............     122,400          3,350,700
                                                                -----------
                                                                  5,677,575
                                                                -----------
BANKS - FOREIGN (1.48%)
      Banesto Holdings Ltd., 10.50%,
        Gtd Ser A (Guernsey) (R)............      77,140          2,217,775
                                                                -----------
BANKS - U.S. (24.13%)
      Ahmanson, H.F. & Co., 8.40%,
        Depositary Shares, Ser C............      90,000*         2,328,750
      Ahmanson, H.F. & Co., 9.60%,
        Depositary Shares, Ser B............     109,000          2,806,750
      Bank of Boston Corp., 8.60%,
        Depositary Shares, Ser E............      44,000          1,127,500
      BankAmerica Corp., 9.625%, Ser F......      55,000          1,395,625
      Chase Manhattan Corp., 8.40%, Ser M...     137,000          3,613,375
      Chase Manhattan Corp., 9.08%, Ser J...      55,000          1,457,500
      Chase Manhattan Corp., 9.76%, Ser H...     100,000          2,850,000
      Chase Manhattan Corp., 10.84%, Ser I..      32,000*           988,000
      Citicorp, 7.75%, Ser 22...............      25,000            653,125
      Citicorp, 9.08%, Ser 14...............      34,000            901,000
      First Interstate Bancorp., 9.00%,
        Depositary Shares, Ser G............     100,000          2,650,000
      First Interstate Bancorp., 9.875%,
        Depositary Shares, Ser F............     119,000          3,153,500
      Keycorp, 10.00%, Depositary Shares,
        Ser A...............................      37,500            993,750
      Mellon Bank Corp., 9.60%, Ser I.......      80,000          2,070,000
      Shawmut National Corp., Adjustable
        Rate Preferred......................      31,250*         1,468,750
      Shawmut National Corp., 9.35%,
        Depositary Shares...................     177,000          4,956,000
      Sumitomo Bank of CA, 8.125%,
        Depositary Shares, Ser A............      70,000          1,741,250
      Wells Fargo & Co., 9.00%,
        Depositary Shares, Ser C............      40,500          1,058,062
                                                                 ----------
                                                                 36,212,937
                                                                 ----------
COMPUTER SERVICES (1.91%)
      Comdisco, Inc., 8.75%, Ser A.........      110,000       $  2,860,000
                                                                -----------
CONGLOMERATE/DIVERSIFIED (0.84%)
      Grand Metropolitan Delaware, 9.42%,
        Gtd Ser A..........................       45,000          1,265,625
                                                                -----------
EQUIPMENT LEASING (3.44%)
      AMERCO, 8.50%, Ser A.................      220,000          5,170,000
                                                                -----------
FINANCIAL SERVICES (9.95%)
      Ford Holdings, Inc., 8.10%,
        Depositary Shares, Ser D...........       80,500          2,022,562
      Merrill Lynch & Company, Inc., 9.00%,
        Depositary Shares, Ser A...........      105,000          3,058,125
      Salomon Inc., 8.08%,
        Depositary Shares, Ser D...........       80,257          2,056,586
      Salomon Inc., 9.50%,
        Depositary Shares, Ser C...........       94,300          2,451,800
      SunAmerica Inc., 9.25%, Ser B........      198,000          5,346,000
                                                                -----------
                                                                 14,935,073
                                                                -----------
INSURANCE (7.43%)
      American Life Holding Co., $2.16.....       75,000          1,828,125
      Aon Corporation, 8.00%...............       70,000          1,793,750
      Progressive Corp., 9.375%, Ser A.....      112,000          2,912,000
      Travelers Group, Inc., 8.125%,
        Depositary Shares, Ser A...........       40,000          1,025,000
      Travelers Group, Inc., 9.25%,
        Depositary Shares, Ser D...........      137,600          3,594,800
                                                                -----------
                                                                 11,153,675
                                                                -----------

                     SEE NOTES TO FINANCIAL STATEMENTS.

                             FINANCIAL STATEMENTS

             John Hancock Funds - Patriot Preferred Dividend Fund

                                                                   MARKET
ISSUER, DESCRIPTION                         NUMBER OF SHARES       VALUE
-------------------                         ----------------       ------

OIL & GAS (11.92%)
      Coastal Corp., $2.125, Ser H.........      188,835       $  4,815,293
      Elf Overseas Ltd., 8.50%, Gtd Ser A
        (Cayman Islands)...................       95,000          2,529,375
      Enterprise Oil PLC, 10.50%, American
        Depositary Receipt ("ADR"), Ser A
        (United Kingdom)...................       30,000            772,500
      Lasmo PLC, 10.00%, ADR, Ser A
        (United Kingdom)...................      200,000          4,925,000
      Phillips Gas Co., 9.32%, Ser A.......      182,800          4,844,200
                                                                -----------
                                                                 17,886,368
                                                                -----------
PAPER (6.40%)
      Boise Cascade Corp., 9.40%, Ser F....      153,000          4,073,625
      Bowater, Inc., 8.40%,
        Depositary Shares, Ser C...........      204,900          5,532,300
                                                                -----------
                                                                  9,605,925
                                                                -----------
PUBLISHING (0.68%)
      Newscorp Overseas Ltd., 8.625%,
        Gtd Ser A (Cayman Islands).........       40,225          1,020,709
                                                                -----------
UTILITIES (21.15%)
      Baltimore Gas & Electric Co., 6.99%..       10,000*         1,063,750
      Central Maine Power Co., 7.999%,
        Ser A..............................       10,000            963,750
      Central Maine Power Co., 8.875% (R)..       16,000          1,564,000
      Columbus Southern Power Co., 9.50%,
        Ser 2/1/15.........................        1,988            199,794
      Commonwealth Edison Co., $8.40, Ser A       20,000*         2,025,000
      Consolidated Edison of NY, Inc.,
        6.20%, Ser F.......................       17,000          1,623,500
      Gulf States Utilities Co., $9.96.....       17,800          1,824,500
      Houston Lighting & Power Co., $8.12..       14,000*         1,435,000
      Idaho Power Co., 8.375%..............       25,500          2,696,625
      New England Power Co., 6.08%.........       20,112          1,870,416
      Northern States Power Co.
        of MN, $6.80.......................       20,200          2,060,400
      PSI Energy Inc., 6.875%..............       25,350          2,592,038
      PSI Energy Inc., 7.44%...............       60,000          1,530,000
      Public Service Co. of NH, 10.60%,
        Ser A..............................       77,000          2,040,500
      Public Service Electric & Gas
        Co., 6.92%.........................       27,000          2,774,250
      Public Service Electric & Gas
        Co., 6.80%.........................       24,040          2,404,000
      Southern California Gas Co., 7.75%...       93,570          2,386,035
      Texas Utilities Electric Co., $1.875,
        Depositary Shares, Ser A...........       25,000*           693,750
                                                                -----------
                                                                 31,747,308
                                                                -----------
                TOTAL PREFERRED STOCKS
                   (Cost $136,589,482)            (93.11%)      139,752,970
                                                  ------        -----------

COMMON STOCKS
UTILITIES (2.92%)
      CINergy Corp.........................      102,300       $  3,017,850
      Houston Industries, Inc..............       30,000          1,372,500
                                                 -------        -----------
                   TOTAL COMMON STOCKS
                     (Cost $4,017,720)            ( 2.92%)        4,390,350
                                                 -------        -----------

CAPITAL SECURITIES
BANKS -- FOREIGN (2.88%)
      A/S Eksportfinans, 8.70%, Capital
        Securities (Norway)................       50,000          1,337,500
      Australia and New Zealand Banking
        Group Ltd., 9.125%, Capital
        Securities (Australia).............      110,000          2,983,750
                                                                -----------
              TOTAL CAPITAL SECURITIES
                     (Cost $4,396,750)            ( 2.88%)        4,321,250
                                                  -------       -----------

                                 INTEREST PAR       VALUE
                                     RATE     (000'S OMITTED)
                                 ------------ ---------------
SHORT-TERM INVESTMENTS
COMMERCIAL PAPER (1.47%)
      Prudential Funding Corp.
        12-01-95...................   5.82%        2,204          2,204,000
                                                 -------        -----------
          TOTAL SHORT-TERM INVESTMENTS             (1.47%)        2,204,000
                                                 -------        -----------
                     TOTAL INVESTMENTS           (100.38%)     $150,668,570
                                                 =======        ===========

* Securities, other than short-term investments, newly added to the portfolio during the period ended November 30, 1995.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The securities indicated by (R) are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $3,781,775 as of November 30, 1995.

                     SEE NOTES TO FINANCIAL STATEMENTS.

                        NOTES TO FINANCIAL STATEMENTS

            John Hancock Funds - Patriot Preferred Dividend Fund

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. For federal income tax purposes, the Fund has $6,461,101 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: May 31, 2002 -- $282,233 and May 31, 2003 -- $6,178,868.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

        The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1995, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 4.24% to 4.61%, during the period ended November 30, 1995.

        The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000

                        NOTES TO FINANCIAL STATEMENTS

            John Hancock Funds - Patriot Preferred Dividend Fund


per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80 of 1% of the Fund's average weekly net assets.

        The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15 of 1% of the Fund's average weekly net assets.

        Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

        Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser and/or affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock funds, as applicable, to cover its liability with regard to the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended November 30, 1995, aggregated $33,564,497 and $31,790,680, respectively.

        The cost of investments owned at November 30, 1995 (including the short-term investments) for Federal income tax purposes was $148,146,780. Gross unrealized appreciation and depreciation of investments aggregated $4,756,309 and $2,234,519, respectively, resulting in net unrealized appreciation of $2,521,790.

            John Hancock Funds - Patriot Preferred Dividend Fund


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

        The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

        Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

        The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

        Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

        The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

        Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

                                    NOTES

             John Hancock Funds - Patriot Preferred Dividend Fund

                                    NOTES

             John Hancock Funds - Patriot Preferred Dividend Fund

[LOGO] JOHN HANCOCK FUNDS                                           Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                               U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                           PAID
                                                                S. Hackensack NJ
                                                                 Permit No. 750


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads "A Global Investment Management Firm."]




[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]

                                                                 JHD P70SA 11/95
                                                                            1/96